-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): November 26, 2002


                  INDYMAC MBS, INC. (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2002, providing for the issuance of the INDYMAC MBS, INC., Mortgage Pass-Through Certificates, Series 2002-O).

                               INDYMAC MBS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware               333-86514                 95-4791925
 ---------------------------    -------------            ------------------
(State or Other Jurisdiction    (Commission              (I.R.S. Employer
     of Incorporation)          File Number)             Identification No.)

   155 North Lake Avenue
    Pasadena, California                                      91101
    --------------------                                     --------
   (Address of Principal                                    (Zip Code)
     Executive Offices)

        Registrant's telephone number, including area code (800) 669-2300
                                                           ----- --------
-------------------------------------------------------------------------------

Item 5.    Other Events.
----       ------------

         On November 26, 2002, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of November 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as master servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2002-O (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
----       ------------------------------------------------------------------

    Not applicable.

    Not applicable.

    Exhibits:

         99.1. Pooling and Servicing Agreement, dated as of November 1, 2002, by and among the Company, IndyMac and the Trustee.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INDYMAC MBS, INC.


                                       By:  /s/ Victor H. Woodworth
                                            -------------------------------
                                            Victor H. Woodworth
                                            Vice President


Dated:  March 21, 2003

                                                             Exhibit Index
                                                             -------------



Exhibit                                                                    Page
-------                                                                    ----

         99.1.    Pooling and Servicing Agreement, dated as of November 1,
                  2002, by and among, the Company, IndyMac and the Trustee    5